Exhibit 10.2
Medicaid HMO Contract
AHCA CONTRACT NO. FA522 AMENDMENT NO. 10

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELL CARE HMO, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Standard Contract, Section II.A, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $665,594,194.00 (an increase of $1,836,972.00), subject to availability of funds.

2. Attachment I, Section 10.5, Optional Services, is hereby deleted in its entirety and replaced with the following:

10.5 Optional Services

The Plan shall offer the following services within all applicable Medicaid guidelines:
	Covered	Not Covered
Dental Services	____________	___________
Transportation Services	_______X___	___________
Frail/Elderly Program (in accordance with Exhibit 110.4 of this contract)	____________	_________

3. Attachment I, Section 10.8.14, Transportation Services (optional), is hereby deleted in its entirety and replaced with the following:

10.8.14 Transportation Services (optional)

a.
Transportation Services are the arrangement and provision of an appropriate mode of transportation for Enrollees to receive medical care services. The Plan shall comply with the limitations and exclusions in the Medicaid Transportation Coverage, Limitations & Reimbursement Handbook (the "Transportation Handbook") except where compliance conflicts with the terms of this Contract. In no instance may the limitations or exclusions imposed by the Plan be more stringent than those specified in the Transportation Handbook. The Plan shall

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offer Transportation Services free of charge and shall not charge Enrollees a co-pay for use of the Transportation Services. In providing Transportation Services, the Plan:

 1. Shall assure that providers of transportation are appropriately licensed and insured in accordance with the provisions of the Transportation Handbook;

2. Must provide Transportation Services for all Enrollees seeking necessary Medicaid services;

3. Shall be responsible for the cost of transporting an Enrollee from a nonparticipating facility or hospital to a Participating Facility or Hospital if the reason for transport is solely for the Plan's convenience, regardless of whether the Plan covers Medicaid Transportation Services; and

4. Shall pay Transportation Services providers in accordance with the requirements set forth in this Contract.

b. The Plan may delegate the provision of Transportation Services to a third party.

1. The Plan shall provide a copy of the model Participating Transportation Subcontract to the Bureau of Managed Health Care in compliance with Section 70.0 of the Contract.

2. The Plan may subcontract with more than one Transportation Services provider.

3. The Plan shall maintain oversight of any third party providing Transportation Services on the Plan's behalf.

c. The Plan shall provide the following non-emergency transportation, at a minimum, as part of its line of Transportation Services:1

1. Ambulatory transportation;

2. Long haul ambulatory transportation;

3. Wheelchair transportation;

4. Stretcher transportation;

5. Multiload transportation;

6. Mass transit transportation;
_________________________
' As defined in the Transportation Handbook.

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7. Over-the-road bus;

8. Over-the-road train;

9. Private volunteer transportation;

10. Escort services (including medical escort); and

11. Commercial air carrier transportation.

d. The Plan shall provide the following encounter data on a quarterly basis:

1.  A call log broken down by month that includes the following information:

(a) Number of calls received;

(b) Average time required to answer a call;

(c) Number of abandoned calls;

(d) Percentage of calls that are abandoned;

(e) Average abandonment time; and

(f) Average call time.

2. A listing of the total number of reservations of Transportation Services by month, level of service and percentage of level of service utilized, to include, but not be limited to, the following:

(a) Ambulatory transportation;

(b) Long haul ambulatory transportation;

(c) Wheelchair transportation;

(d) Stretcher transportation;

(e) Ambulatory multiload transportation;

(f) Wheelchair multiload transportation;

(g) Mass transit pending transportation;

(h) Mass transit transportation;

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(i) Mass transit transportation (Enrollee has pass); and

(j) Mass transit transportation (sent pass to Enrollee).

3. A listing of the total number of authorized uses of Transportation Services, by month, level of service and percentage of level of service utilized, to include, but not be limited to, the following:

(a) Ambulatory transportation;

(b) Long haul ambulatory transportation;

(c) Wheelchair transportation;

(d) Stretcher transportation;

(e) Ambulatory multiload transportation;

(f) Wheelchair multiload transportation;

(g) Mass transit pending transportation;

(h) Mass transit transportation;

(i) Mass transit transportation (Enrollee has pass); and

(j) Mass transit transportation (sent pass to Enrollee).

4. A listing of the total number of canceled trips, by month, level of service and percentage of level of service utilized, to include, but not be limited to, the following:

(a) Ambulatory transportation;

(b) Long haul ambulatory transportation;

(c) Wheelchair transportation;

(d) Stretcher transportation;

(e) Ambulatory multiload transportation;

(f) Wheelchair multiload transportation;

(g) Mass transit pending transportation;

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(h) Mass transit transportation;

(i) Mass transit transportation (Enrollee has pass); and

(j) Mass transit transportation (sent pass to Enrollee).

5. A listing of the total number of denied Transportation Services, by month, and a detailed description of why the Plan denied the Transportation Service request.

6. A listing of the total number of authorized trips, by facility type, for each month and level of service.

7. A listing of the total number of Transportation Service claims and payments, by facility type, for each month and level of service.

e. Before providing Transportation Services, the Plan shall provide to the Bureau of Managed Health Care a copy of its policies and procedures relating to the following:

1. How the Plan will determine eligibility for each Enrollee;

2. The Plan's course of action as to how it will determine what type of transportation to provide to a particular Enrollee;

3. The Plan's procedure for providing prior authorization to Enrollees requesting Transportation Services;

4. The Plan's comprehensive employee training program to investigate potential fraud;

5. How the Plan will review Participating Transportation Providers who demonstrate a pattern or practice of:

(a)  Falsified encounter or service reports;

(b) Overstated reports or up-coded levels of service; and/or

(c) Fraud or abuse.2

6. How the Plan will review Participating Transportation Providers that:

(a) Alter, falsify or destroy records prior to the end of the five (5) year records retention benchmark;

____________________________
2 As defined in section 409.913, F.S., 2004.

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(b) Make false statements about credentials;

(c) Misrepresent medical information to justify referrals;

(d) Failed to provide scheduled transportation for Enrollees;

(e) Charge Enrollees for covered services; and/or

(f) Have committed, or been suspected of committing, fraud or abuse.1

7.	How the Plan will provide Transportation Services outside of the Plan's service area.

(a) The Plan shall state clearly the guidelines it will use in order to control costs when providing Transportation Services outside of the Plan's service area.

f. The Plan shall report immediately, in writing to the Agency Contract Manager and the Medicaid Program Integrity Unit, any aspect of Transportation Service delivery, by any Transportation Services Provider, any adverse or untoward incident.4 The Plan shall also report, immediately upon identification, in writing to the Agency Contract Manager and the Medicaid Program Integrity Unit, all instances of suspected Enrollee or Transportation Services Provider fraud or abuse.5

1. The Plan shall file a written report with the Medicaid Program Integrity Unit and the Agency Contract Manager immediately upon the detection of a potentially or suspected fraudulent or abusive action by a Transportation Services Provider. At a minimum, the report must contain the name, tax identification number and contract information of the Transportation Services Provider and a description of the suspected fraudulent or abusive act. The report shall be in the form of a narrative.

g. Insurance, Safety Requirements and Standards6

1. The Plan shall ensure compliance with the minimum liability insurance requirement of $100,000 per person and $200,000 per incident for all transportation services purchased or provided for the transportation disadvantaged through the Plan/ The Plan shall indemnify and hold harmless the local, State, and federal governments and their entities and

_________________________
3As defined in section 409.913, F.S., 2004.
4 See section 641.55, F.S., 2004.
5 As defined in section 409.913, F.S., 2004.
' Including, but not limited to, 41-2, F.A.C., 2004.
7 See section 768.28(5), F.S., 2004.

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the Agency from any liabilities arising out of or due to an accident or negligence on the part of the Plan and/or all Participating Transportation Providers under contract to the Plan. The Plan may act as a Participating Transportation Provider, in which case it must follow all requirements set forth below for Participating Transportation Providers.

2. The Plan, and all Participating Transportation Providers, shall ensure that all operations and services are in compliance with all federal and State safety requirements.8

3. The Plan, and all Participating Transportation Providers, shall ensure continuing compliance with all applicable State or federal laws relating to drug testing.9

4. The Plan and all Participating Transportation Providers shall adhere to the following standards, including, but not limited to, the following:

(a) Drug and alcohol testing for safety sensitive job positions relating to the provision of Transportation Services regarding pre-employment, randomization, post-accident, and reasonable suspicion as required by the Federal Highway Administration and the Federal Transit Administration;

(b) Use of child safety restraint devices, where the use of such devices would not interfere with the safety of a child (for example, a child in a wheelchair);

(c) Enrollee property that can be carried by the passenger and/or driver, and can be stowed safely on the vehicle, shall be transported with the passenger at no additional charge. The driver shall provide transportation of the following items, as applicable, within the capabilities of the vehicle:

(1) Wheelchairs;

(2) Child seats;

(3) Stretchers;

(4) Secured oxygen;

(5) Personal assistive devices; and/or

(6) Intravenous devices.

____________________________
8 Including, but not limited to, section 341.061(2)(a), Florida Statutes, and Chapter 14-90, F.A.C.
9 Including, but not limited to, to section 112.0455, Florida Statutes, 2004, Chapters 59A-24,41 U.S.C. 701, and 49 C.F.R., Parts 29 and 382.

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(d) Vehicle transfer points shall provide shelter, security, and safety of Enrollees;

(e) Maintain inside all vehicles copies of the Plan's toll free phone number for Enrollee complaints;

(f) The interior of all vehicles shall be free from dirt, grime, oil, trash, torn upholstery, damaged or broken seats, protruding metal or other objects or materials which could soil items placed in the vehicle or provide discomfort for Enrollees;

(g) Maintain a passenger/trip database for each Enrollee transported by the Plan/Participating Transportation Provider;

(h) Ensure adequate seating for paratransit services for each Enrollee and escort, child, or personal care attendant, and shall ensure that the vehicle does not transport more passengers than the registered passenger seating capacity in a vehicle at any time;

(i) Ensure adequate seating space for transit services for each Enrollee and escort, child, or personal care attendant, and shall ensure that transit vehicles provide adequate seating or standing space to each rider, and shall ensure that the vehicle does not transport more passengers than the registered passenger seating or standing capacity in a vehicle at any time;

(j) Drivers for paratransit services shall identify themselves by name and company in a manner that is conducive to communications with the specific passenger, upon pickup of each Enrollee, group of Enrollees, or representative, guardian, or associate of the Enrollee, except in situations where the driver regularly transports the Enrollee on a recurring basis;

(k) Each driver must have photo identification that is viewable by the passenger. Name patches, inscriptions or badges that affix to driver clothing are acceptable. For transit services, the driver photo identification shall be in a conspicuous location in the vehicle;

(1) The paratransit driver shall provide the Enrollee with boarding assistance, if necessary or requested, to the seating portion of the vehicle. The boarding assistance shall include, but not be limited to, opening the vehicle door, fastening the seat belt or utilization of wheel chair securement devices, storage of mobility assistive devices and closing the vehicle door. In the door-through-door

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paratransit service category, the driver shall open and close doors to buildings, except in situations in which assistance in opening and/or closing building doors would not be safe for passengers remaining on the vehicle. The driver shall provide assisted access in a dignified manner. Drivers may not assist wheelchair passengers up or down more than one (1) step, unless it can be performed safely as determined by the Enrollee, guardian, and driver;

(m)	Smoking, eating and drinking are prohibited in any vehicle, except in cases in which, as a Medical Necessity, the Enrollee requires fluids or sustenance during transport;

(n) Ensure that all vehicles are equipped with two-way communications, in good working order and audible to the driver at all times, by which to communicate with the Transportation Services hub or base of operations;

(o) Ensure that all vehicles have working air conditioners and heaters. The Plan shall ensure that all vehicles that do not have a working air conditioner or heater are removed from the vehicle pool and scheduled for repair or replacement;

(p) Develop and implement a first aid policy and cardiopulmonary resuscitation policy;

(q) Ensure that all drivers providing Transportation Services undergo a background screening;

(r) Establish Enrollee pick-up windows and communicate these windows to Participating Transportation Providers and Enrollees;

(s) Establish a minimum 24-hour advanced notification policy to obtain Transportation Services. The Plan shall communicate said policy to Participating Transportation Providers and Enrollees;

(t) Establish a performance measure to evaluate the safety of the Transportation Services provided by Participating Transportation Providers. The Plan shall report the results of the evaluation to the Agency on August 151 of each year;

(u) Establish a performance measure to evaluate the reliability of the vehicles utilized by Participating Transportation Providers. The Plan shall report the results of the evaluation to the Agency on August 15th of each year; and

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(v) Establish a performance measure to evaluate the quality of service provided by a Participating Transportation Provider. The Plan shall report the results of the evaluation to the Agency on August 15th of each year.

h. Operational Standards10 - Each Plan shall implement, or ensure that each Participating Transportation Provider has implemented, policies and procedures that, at a minimum, comply with the following:

1. Address the following safety elements and requirements:

(a) Safety policies and responsibilities;

(b) Vehicle and equipment standards and procurement criteria;

(c) Operational standards and procedures;

(d) Vehicle driver and employee selection;

(e) Driving requirements;

(f) Vehicle driver and employee training;

(g) Vehicle maintenance;

(h) Investigations of events described under Section 10.8.14.h.7, Transportation Services, below;

(i) Hazard identification and resolution;

(j) Equipment for transporting wheelchairs;

(k) Safety data acquisition and analysis;

(1) Safety standards for private contract vehicle transit system(s) that provide(s) transportation services for compensation as a result of a contractual agreement with the vehicle transit system.

2. Shall submit an annual safety certification to the Agency verifying the following:

(a)	Adoption of policies and procedures that, at a minimum, establish standard set forth in this Section; and

___________________________
3 For reference, see 14-90, F.A.C., 2004.

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(b)
The Plan/Participating Transportation Provider is in full compliance with the policies and procedures relating to Transportation Services, and that it has performed annual safety inspections on all vehicles operated by the Plan/Participating Transportation Provider, by persons meeting the requirements set forth in Section 10.8.14.h.6, below.

3. The Plan shall suspend immediately a Participating Transportation Provider if, at any time, continued use of that Participating Transportation Provider, is unsafe for passenger service or poses a potential danger to public safety.

4. Address the following security requirements:

(a) Security policies, goals, and objectives;

(b) Organization, roles, and responsibilities;

(c) Emergency management processes and procedures for mitigation, preparedness, response, and recovery;

(d) Procedures for investigation of any event involving a vehicle, or taking place on vehicle transit system controlled property, resulting in a fatality, injury, or property damage as discussed in Section 10.8.14.h.7, below;

(e) Procedures for the establishment of interfaces with emergency response organizations;

(f) Employee security and threat awareness training programs;

(g) Conduct and participate in emergency preparedness drills and exercises; and

(h) Security requirements for Participating Transportation Providers that provide Transportation Services for compensation as a result of a contractual agreement with the Plan/Participating Transportation Provider.

5.	Shall establish criteria and procedures for selection, qualification, and training of all drivers. The criteria shall include, at a minimum, the following:

(a) Driver qualifications and background checks with minimum hiring standards;

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(b) Driving and criminal background checks for all new drivers;

(c) Verification and documentation of valid driver licenses for all employees who drive vehicles;

(d) Training and testing to demonstrate and ensure adequate skills and capabilities to safely operate each type of vehicle or vehicle combination before driving unsupervised;

(e) At a minimum, drivers shall be given explicit instructional and procedural training and testing in the following areas:

(1) Plans/Participating Transportation Provider safety and operational policies and procedures;

(2) Operational vehicle and equipment inspections;

(3) Vehicle equipment familiarization;

(4) Basic operations and maneuvering;

(5) Boarding and alighting passengers;

(6) Operation of wheelchair lift and other special equipment and driving conditions;

(7) Defensive driving;

(8) Passenger assistance and securement;

(9) Handling of emergencies and security threats; and (10) Security and threat awareness.

(f) Shall provide written operational and safety procedures to all vehicle drivers before the drivers are allowed to drive unsupervised. These procedures and instructions shall address, at a minimum, the following:

(1) Communication and handling of unsafe conditions, security threats, and emergencies;

(2) Familiarization and operation of safety and emergency equipment, wheelchair lift equipment, and restraining devices;
and

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(3) Application and compliance with applicable federal and State rules and regulations.''

(g) Shall maintain the following records for at least five (5) years:

(1) Records of vehicle driver background checks and qualifications;

(2) Detailed descriptions of training administered and completed by each vehicle driver;

(3) A record of each vehicle driver's duty status, which shall include total days worked, on-duty hours, driving hours and time of reporting on- and off-duty each day; and

(4) Any documents required to be prepared by this Contract.

(h) Shall establish a drug-free workplace policy statement12 and a substance abuse management and testing program;13 and

(i) Shall require that drivers write and submit a daily vehicle inspection report.14

6.	Shall establish a maintenance policy and procedures for preventative and routine maintenance for all vehicles. The maintenance policy and procedures shall ensure, at a minimum, that:

(a) All vehicles, all parts and accessories on such vehicles, and any additional parts and accessories which may affect the safety of vehicle operation, including frame and frame assemblies, suspension systems, axles and attaching parts, wheels and rims, and steering systems, are regularly and systematically inspected, maintained and lubricated in accordance with the standards developed and established according to the vehicle manufacturer's recommendations and requirements;

(b) That a recording and tracking system is established for the types of inspections, maintenance, and lubrication intervals, including the date or mileage when these services are due. Required maintenance inspections shall be more comprehensive than daily inspections performed by the driver;

____________________________
" The provisions in Sections 10.8.14.h.5(e) and (f), above, shall not apply to personnel licensed and authorized by the Plan/Participating Transportation Provider to drive, move, or road test a vehicle in order to perform repairs or maintenance services where it has been determined that such temporary operation does not create an unsafe operating condition or create a hazard to public safety.
12 In accordance with 49 C.F.R. Part 29.
13 In accordance with 49 C.F.R. Parts 40 and 655, October 1,2004.
14 Pursuant to Rule 14-90.006, F.A.C.

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(c) That proper preventive maintenance is performed when on all vehicles; and

(d) That the Plan/Participating Transportation Provider maintain and provide written documentation of preventive maintenance, regular maintenance, inspections, lubrication, and repairs performed for each vehicle under their control. Such records shall be maintained by the Plan/Participating Transportation Provider for at least five (5) years and include, at a minimum, the following information:

(1) Identification of the vehicle, including make, model, and license number or other means of positive identification and ownership;

(2) Date, mileage, and type of inspection, maintenance, lubrication, or repair performed;

(3) Date, mileage, and description of each inspection, maintenance, and lubrication intervals performed;

(4) If not owned by the Plan/Participating Transportation Provider, the name of any person or lessor furnishing any vehicle; and

(5) The name and address of any entity or contractor performing an inspection, maintenance, lubrication, or repair.

7.
The Plan/Participating Transportation Provider shall investigate, or cause to be investigated, any event involving a vehicle or taking place on Plan/Participating Transportation Provider controlled property resulting in a fatality, injury, or property damage as follows:

(a)
A fatality, where an individual is confirmed dead, within three (3) days of a Transportation Services related event, excluding suicides and deaths from illnesses. The Plan must file detailed report of the incident with the Agency within ten (10) days of the event;[15]

(b)	Injuries requiring immediate medical attention away from the scene for two (2) or more individuals;

(c)	Property damage to Plan/Participating Transportation Provider vehicles, other Plan/Participating Transportation Provider property or facilities, or any other property, except the Plan/Participating

15 See section 641.55(6), F.S., 2004.

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Transportation Provider shall have the discretion to investigate events resulting in property damage totaling less than $1,000;

(d)	Evacuation of a vehicle due where there is imminent danger to passengers on the vehicle, excluding evacuations due to vehicle operation issues;

(e) Each investigation shall be documented in a final report that includes a description of investigation activities, identified causal factors and a corrective action plan;

(1) Each corrective action plan shall identify the action to be taken by the Plan/Participating Transportation Provider and the schedule for its implementation; and

(2) The Plan/Participating Transportation Provider must monitor and track the implementation of each corrective action plan.

(f) The Plan/Participating Transportation Provider shall maintain all investigation reports, corrective action plans, and related supporting documentation for a minimum of five (5) years from the date of completion of the investigation.

i. Medical Examinations for Drivers - The Plan/Participating Transportation Provider shall establish medical examination requirements for all applicants for driver positions and for existing drivers. The medical examination requirements shall include a pre-employment examination for applicants, an examination at least once every two (2) years for existing drivers, and a return to duty examination for any driver prior to returning to duty after having been off duty for thirty (30) or more days due to an illness, medical condition, or injury.

1. Medical examinations may be performed and recorded according to qualification standards adopted by the Plan/Participating Transportation Provider, provided the medical examination qualification standards adopted by the Plan/Participating Transportation Provider meet or exceed those provided in Department Form Number 725-030-11, Medical Examination Report for Bus Transit System Driver, Rev. 07/05, hereby incorporated by reference.16

2.
Medical examinations shall be performed by a Doctor of Medicine or Osteopathy, a PA or ARNP licensed or certified by the State of Florida. The examination shall be conducted in person, and not via the Internet. If medical examinations are performed by a PA or ARNP, they must be

16 Copies of Form Number 725-030-11 are available from the Florida Department of Transportation, Public Transit Office, 605 Suwannee Street, Mail Station 26, Tallahassee, Florida 32399-0450 or on-line at www.dot.state.fl.us/transit.

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performed under the supervision or review of a Doctor of Medicine or
Osteopathy.

(a) An ophthalmologist or optometrist licensed by the State of Florida may perform as much of the examination as pertains to visual acuity, field of vision and color recognition.

(b) Upon completion of the examination, the examining medical professional shall complete, sign, and date the medical examination report.

3. The Plan/Participating Transportation Provider shall have on file proof of medical examination, i.e., a completed and signed medical examination report for each driver, dated within the past 24 months. Medical examination reports of employee drivers shall be maintained by the Plan/Participating Transportation Provider for a minimum of five (5) years from the date of the examination.

j. Operational and Driving Requirements

1. The Plan/Participating Transportation Provider shall not permit a driver to drive a vehicle when such driver's license has been suspended, canceled or revoked. The Plan/Participating Transportation Provider shall require a driver who receives a notice that his or her license to operate a motor vehicle has been suspended, canceled, or revoked notify his or her employer of the contents of the notice immediately, and no later than the end of the business day following the day he or she received the notice.

2. At all times, the Plan/Participating Transportation Provider shall operate vehicles in compliance with applicable traffic regulations, ordinances and laws of the jurisdiction in which they are being operated.

3. The Plan/Participating Transportation Provider shall not permit or require a driver to drive more than twelve (12) hours in any one 24-hour period, or drive after having been on duty for sixteen (16) hours in any one 24-hour period. The Plan/Participating Transportation Provider shall not permit a driver to drive until the driver fulfills the requirement of a minimum eight (8) consecutive hours off-duty. A driver's work period shall begin from the time he or she first reports for duty to his or her employer. A driver is permitted to exceed his or her regulated hours in order to reach a regularly established relief or dispatch point, provided the additional driving time does not exceed one (1) hour.

4. The Plan/Participating Transportation Provider shall not permit or require a driver to be on duty more than 72 hours in any period of seven (7) consecutive days; however, 24 consecutive hours off-duty shall constitute

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the end of any such period of seven (7) consecutive days. The Plan/Participating Transportation Provider shall ensure that a driver who has reached the maximum 72 hours of on-duty time during the seven (7) consecutive days has a minimum of 24 consecutive hours off-duty before returning to on-duty status.

5. A driver is permitted to drive for more than the regulated hours for safety and protection of the public due to conditions such as adverse weather, disaster, security threat, a road or traffic condition, medical emergency or an accident.

6. The Plan/Participating Transportation Provider shall not permit or require any driver to drive when his or her ability is impaired, or likely to be impaired, by fatigue, illness, or other causes, as to make it unsafe for the driver to begin or continue driving.

7. The Plan/Participating Transportation Provider shall require pre-operational or daily inspection of all vehicles and reporting of all defects and deficiencies likely to affect safe operation or cause mechanical malfunctions.

(a) The Plan/Participating Transportation Provider shall maintain a log detailing a daily inspection or test of the following parts and devices to ascertain that they are in safe condition and in good working order:

(1) Service brakes;

(2) Parking brakes;

(3) Tires and wheels;

(4) Steering;

(5) Horn;

(6) Lighting devices;

(7) Windshield wipers;

(8) Rear vision mirrors;

(9) Passenger doors and seats;

(10) Exhaust system;

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(11) Equipment for transporting wheelchairs; and

(12) Safety, security, and emergency equipment.

(b) The Plan/Participating Transportation Provider shall review daily inspection reports and document corrective actions taken as a result of any deficiencies identified by any inspections.

(c) The Plan/Participating Transportation Provider shall retain records of all inspections and any corrective action documentation for five (5) years.

8. The driver shall not operate a vehicle with passenger doors in the open position when passengers are aboard. The driver shall not open the vehicle's doors until the vehicle comes to a complete stop. The Plan/Participating Transportation Provider shall not operate a vehicle with inoperable passenger doors with passengers aboard, except to move the vehicle to a safe location.

9.	During darkness, interior lighting and lighting in stepwells on vehicles shall be sufficient for passengers to enter and exit safely.

10. Passenger(s) shall not be permitted in the stepwell(s) of any vehicle while the vehicle is in motion, or to occupy an area forward of the standee line.

11. Passenger(s) shall not be permitted to stand on or in vehicles not designed and constructed for that purpose.

12. The Plan/Participating Transportation Provider shall not refuel vehicles in a closed building. The Plan/Participating Transportation Provider shall minimize the number of times a vehicle shall refuel when passengers are onboard.

13. The Plan/Participating Transportation Provider shall require the driver to be properly secured to the driver's seat with a restraining belt at all times while the vehicle is in motion.

14. The driver shall not leave vehicles unattended with passenger(s) aboard for longer than five (5) minutes. The Plan/Participating Transportation Provider shall ensure that the driver sets the parking or holding brake any time the vehicle is left unattended.

15. The Plan/Participating Transportation Provider shall not leave vehicles unattended in an unsafe condition with passenger(s) aboard at any time.

k. Vehicle Equipment Standards and Procurement Criteria

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1. The Plan/Participating Transportation Provider shall ensure that vehicles procured and operated meet the following requirements, at a minimum:

(a) The capability and strength to carry the maximum allowed load and not exceed the manufacturer's gross vehicle weight rating (GVWR), gross axle weighting, or tire rating;

(b) Structural integrity that mitigates or minimizes the adverse effects of collisions; and

(c) Federal Motor Vehicle Safety Standards (FMVSS), 49 C.F.R. Part 571, Sections 102, 103, 104, 105, 108, 207, 209, 210, 217, 220, 221, 225, 302, 403, and 404, October 1, 2004, are hereby incorporated by reference.

2. Proof of strength and structural integrity tests on new vehicles procured shall be submitted by manufacturers or the Plan/Participating Transportation Providers to the Department of Transportation.17

3. The Plan/Participating Transportation Provider shall ensure that every vehicle operated in this State in connection with this Contract shall be equipped as follows:

(a) Mirrors - There must be at least two (2) exterior rear vision mirrors, one (1) at each side. The mirrors shall be firmly attached to the outside of the vehicle and so located as to reflect to the driver a view to the rear along both sides of the vehicle.

(1) Each exterior rear vision mirror, on Type I buses shall have a minimum reflective surface of 50 square inches and the right (curbside) mirror shall be located on the bus so that the lowest part of the mirror and its mounting is a minimum 80 inches above the ground. All Type I buses shall be equipped with an inside rear vision mirror capable of giving the driver a clear view of seated or standing passengers. Buses having a passenger exit door that is located inconveniently for the driver's visual control shall be equipped with additional interior mirror(s), enabling the driver to view the passenger exit door. The exterior right (curbside) rear vision mirror and its mounting on Type I buses may be located lower than 80 inches from the ground, provided such buses are used exclusively for paratransit services2 .

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(2) In lieu of interior mirrors, trailer buses and articulated buses may be equipped with closed circuit video systems or adult monitors in voice control with the driver.

(b) Wiring and Battery - Electrical wiring shall be maintained so as not to come in contact with moving parts, or heated surfaces, or be subject to chafing or abrasion which may cause insulation to become worn.

(1) Every Type I bus manufactured on or after February 7, 1988, shall be equipped with a storage battery(ies) electrical power main disconnect switch. The disconnect switch shall be practicably located in an accessible location adjacent to or near to the battery(ies) and be legibly and permanently marked for identification.

(2) Every storage battery on each public-sector bus shall be mounted with proper retainment devices in a compartment which provides adequate ventilation and drainage.

(c) Brake Interlock Systems - All Type I buses having a rear exit door shall be equipped with a rear exit door/brake interlock that automatically applies the brake(s) upon driver activation of the rear exit door to the open position. Interlock brake application shall remain activated until deactivation by the driver and the rear exit door returns to the closed position. The rear exit door interlock on such buses shall be equipped with an identified override switch enabling emergency release of the interlock function, which shall not be located within reach of the seated driver. Air pressure application to the brake(s) during interlock operation, on buses equipped with rear exit door/brake interlock, shall be regulated at the original equipment manufacturer's specifications.

4. Standee Line and Warning - Every vehicle designed and constructed to allow standees shall be plainly marked with a line of contrasting color at least two (2) inches wide or be equipped with some other means to indicate that any passenger is prohibited from occupying a space forward of a perpendicular plane drawn through the rear of the driver's seat and perpendicular to the longitudinal axis of the vehicle. A sign shall be posted at or near the front of the vehicle stating that it is a violation for a vehicle to be operated with passengers occupying an area forward of the line.

5. Handrails and Stanchions - Every vehicle designed and constructed to allow standees shall be equipped with overhead grab rails for standee passengers. Overhead grab rails shall be continuous, except for a gap at

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the rear exit door, and terminate into vertical stanchions or turn up into a ceiling fastener.

(a) Every Type I and Type II bus designed for carrying more than sixteen (16) passengers shall be equipped with grab handles, stanchions, or bars at least ten (10) inches long and installed to permit safe on-board circulation, seating and standing assistance, and boarding and unloading by elderly and handicapped persons. Type I buses shall be equipped with a safety bar and panel directly behind each entry and exit stepwell.

6.
Flooring, Steps, and Thresholds - Flooring, steps, and thresholds on all vehicles shall have slip resistant surfaces without protruding or sharp edges, lips, or overhangs, to prevent tripping hazards. All step edges and thresholds shall have a band of color(s) running the full width of the step or edge which contrasts with the step tread and riser, either light-on-dark or dark-on-light.

7.	Doors - Power activated doors on all vehicles shall be equipped with a manual device designed to release door closing pressure.

8.
Emergency Exits - All vehicles shall have an emergency exit door, or in lieu thereof, shall be provided with emergency escape push-out windows. Each emergency escape window shall be in a form of a parallelogram with dimensions of not less than 18" by 24", and each shall contain an area of not less than 432 square inches. There shall be a sufficient number of such push-out or kick-out windows in each vehicle to provide a total escape area equivalent to 67 square inches per seat, including the driver's seat.

(a) No less than forty percent (40%) of the total escape area shall be on one (1) side of the vehicle. Emergency escape kick-out or push-out windows and emergency exit doors shall be conspicuously marked by a sign or light and shall always be kept in good working order so that they may be readily opened in an emergency.

(b) All such windows and doors shall not be obstructed by bars or other such means located either inside or outside so as to hinder escape. Vehicles equipped with an auxiliary door for emergency exit shall be equipped with an audible alarm and light indicating to the driver when a door is ajar or opened while the engine is running.

(c) Supplemental security locks operable by a key are prohibited on emergency exit doors unless these security locks are equipped and

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connected with an ignition interlock system or an audio visual alarm located in the driver's compartment. Any supplemental security lock system used on emergency exits shall be kept unlocked whenever a vehicle is in operation.

9. Tires and Wheels - Tires shall be properly inflated in accordance with manufacturer's recommendations.

(a) No vehicle shall be operated with a tread groove pattern depth:

(1) Less than 4/32 (1/8) of an inch, measured at any point on a major tread groove for tires on the steering axle of all vehicles. The measurements shall not be made where tie bars, humps, or fillets are located.

(2) Less than 2/32 (1/16) of an inch, measured at any point on a major tread groove for all other tires of all vehicles. The measurements shall not be made where tie bars, humps, or fillets are located.

(b)	The Plan/Participating Transportation Provider shall not operate any vehicle with recapped, regrooved, or retreaded tires on the steering axle.

(c)	Wheels shall be visibly free from cracks and distortion and shall not have missing, cracked, or broken mounting lugs.

10. Suspension - The suspension system of all vehicles, including springs, air bags, and all other suspension parts as applicable, shall be free from cracks, leaks, or any other defect which would or may cause its impairment or failure to function properly.

11. Steering and Front Axle - The steering system of all vehicles shall have no indication of leaks which would or may cause its impairment to function properly, and shall be free from cracks and excessive wear of components that would or may cause excessive free play or loose motion in the steering system or above normal effort in steering control.

12. Seat Belts - Every vehicle shall be equipped with an adjustable driver's restraining belt in compliance with the requirements of FMVSS 209, "Seat Belt Assemblies"19 and FMVSS 210, "Seat Belt Assembly Anchorages."20

19 See 49 C.F.R. 571.209,2004.
20 See 49 C.F.R. 571.210,2004.

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13. Safety Equipment - Every vehicle shall be equipped with one (1) fully charged dry chemical or carbon dioxide fire extinguisher, having at least a 1A:BC rating and bearing the label of Underwriter's Laboratory, Inc.

(a)	Each fire extinguisher shall be securely mounted on the vehicle in a conspicuous place or a clearly marked compartment and be readily accessible.

(b)	Each fire extinguisher shall be maintained in efficient operating condition and equipped with some means of determining if it is fully charged.

(c)	Every Type I bus shall be equipped with portable red reflector warning devices.[21]

14. Vehicles used for the purpose of transporting individuals with disabilities shall meet the requirements set forth in 49 C.F.R. Part 38, October 1, 2004, hereby incorporated by reference, and the following:

(a)	Installation of a wheelchair lift or ramp shall not cause the manufacturer's GVWR, gross axle weight rating, or tire rating to be exceeded.

(b) Except in locations within 31/2 inches of the vehicle floor, all readily accessible exposed edges or other hazardous protrusions of parts of wheelchair lift assemblies or ramps that are located in the passenger compartment shall be padded with energy absorbing material to mitigate injury in normal use and in case of a collision. This requirement shall also apply to parts of the vehicle associated with the operation of the lift or ramp.

(c) The controls for operating the lift shall be at a location where the driver or lift attendant has a full view, unobstructed by passengers, of the lift platform, its entrance and exit, and the wheelchair passenger, either directly or with partial assistance of mirrors. Lifts located entirely to the rear of the driver's seat shall not be operable from the driver's seat, but shall have an override control at the driver's position that can be activated to prevent the lift from being operated by the other controls (except for emergency manual operation upon power failure).

(d) The installation of the wheelchair lift or ramp and its controls and the method of attachment in the vehicle body or chassis shall not diminish the structural integrity of the vehicle nor cause a hazardous imbalance of the vehicle. No part of the assembly, when installed and stowed, shall extend laterally beyond the

21 See section 316.300, F.S., 2004.

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normal side contour of the vehicle or vertically beyond the lowest part of the rim of the wheel closest to the lift.

(e) Each wheelchair lift or ramp assembly shall be legibly and permanently marked by the manufacturer or installer with the following minimum information:
(1) The manufacturer's name and address;
(2) The month and year of manufacture; and
(3) A certificate that the wheelchair lift or ramp securement devices, and their installation, conform to State of Florida requirements applicable to accessible vehicles.

15. Wheelchair lifts, ramps, securement devices, and restraints shall be inspected and maintained as required in this Section, above. Instructions for normal and emergency operation of the lift or ramp shall be carried or displayed in every vehicle.

1. Vehicle Safety Inspections

1. The Plan/Participating Transportation Provider shall require that all vehicles be inspected in accordance with the vehicle inspection procedures set forth above.

2.	It is the Plan's/Participating Transportation Provider's responsibility to ensure that each individual performing a vehicle safety inspection is qualified as follows:

(a) Understands the requirements set forth in 14-90, F.A.C., 2004 and can identify defective components;

(b) Is knowledgeable of, and has mastered the methods, procedures, tools, and equipment used when performing an inspection; and

(c) Has at least one (1) year of training and/or experience as a mechanic or inspector in a vehicle maintenance program and has sufficient general knowledge of vehicles owned and operated by the Plan/Participating Transportation Provider to recognize deficiencies or mechanical defects.

3. The Plan/Participating Transportation Provider shall ensure that each vehicle receiving a safety inspection is checked for compliance with the safety devices and equipment requirements as referenced or specified above. Specific operable equipment and devices include the following:

(a)  Horn;

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(b) Windshield wipers;

(c) Mirrors;

(d) Wiring and battery(ies);

(e) Service and parking brakes;

(f) Warning devices;

(g) Directional signals;

(h) Hazard warning signals;

(i) Lighting systems and signaling devices;

(j) Handrails and stanchions;

(k) Standee line and warning;

(1) Doors and interlock devices;

(m) Stepwells and flooring;

(n) Emergency exits;

(o) Tires and wheels;

(p) Suspension system;

(q) Steering system;

(r) Exhaust system;

(s) Seat belts;

(t) Safety equipment; and

(u) Equipment for transporting wheelchairs.

4. A safety inspection report shall be prepared by the individual(s) performing the inspection which shall include the following:

(a) Identification of the individual(s) performing the inspection;
(b) Identification of the Plan/Participating Transportation Provider operating the vehicle;

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(c) The date of the inspection;
(d) Identification of the vehicle inspected;
(e) Identification of the equipment and devices inspected including the identification of equipment and devices found deficient or defective; and
(f) Identification of corrective action(s) for deficient or defective items and date(s) of completion of corrective action(s).

5. Records of annual safety inspections and documentation of any required corrective actions shall be retained for compliance review a minimum of five (5) years by the Plan/Participating Transportation Provider.

m. Certification - Each Plan/Participating Transportation Provider shall submit to the Bureau of Managed Health Care an annual safety and security certification in accordance with 14-90.10, F.A.C., 2004 and shall submit in the format set forth in 14-90.10 and 14-90.12, F.A.C., 2004.

n. The Plan shall report the following by August 15th of each year:

(1) The estimated number of one-way passenger trips to be provided during the coming fiscal year in the following categories:

(a) Ambulatory transportation;

(b) Long haul ambulatory transportation;

(c) Wheelchair transportation;

(d) Stretcher transportation;

(e) Ambulatory multiload transportation;

(f) Wheelchair multiload transportation;

(g) Mass transit pending transportation;

(h) Mass transit transportation;

(i) Mass transit transportation (Enrollee has pass); and

(j) Mass transit transportation (sent pass to Enrollee).

(2) The actual amount of funds expended and the total number of trips provided during the previous fiscal year; and

(3) The operating financial statistics for the previous fiscal year.

22 As defined in the Transportation Handbook.

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o. Shall provide the total number of vehicles in each category, other than public transportation, that will serve each County as well as a provider directory for all Transportation Services."

4.	Attachment VIII, Estimated 2005-2006 Rates; Not for use unless approved by CMS, is hereby deleted in its entirety and replaced with Attachment VIII-A, 2005/2006 Medicaid HMO Capitation Rates.

5.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Tables 2 and 3, are hereby deleted in their entirety and replaced with the following:

Capitation Rates

A. General Capitation Rates (Attachment VIII-A, Table I):

Area 9 Counties: Palm Beach

County   Provider Number
Palm Beach  015016910

Area 10 Counties: Broward

County   Provider Number
Broward   015016900

B. General Capitation Rates plus Mental Health Rates (Attachment VIII-A, Table 4):

Area 3 Counties: Hernando

County   Provider Number
Hemando  015016901

Area 5 Counties: Pasco, Pinellas

County   Provider Number
Pasco   015016903
Pinellas   015016904

Area 6 Counties: Manatee, Polk

County   Provider Number
Manatee   015016912
Polk   015016905

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Area 7 Counties: Brevard

County   Provider Number
Brevard    015016913

Area 8 Counties: Sarasota, Lee

County   Provider Number
Sarasota   015016914
Lee   015016911

Area 11 Counties: Dade

County   Provider Number
Dade   015016909

C. General Capitation Rates plus Mental Health Rates and Transportation Rates (Attachment VIII-A, Table 6):

Area 6 Counties: Hillsborough

County   Provider Number
Hillsborough  015016902

Area 7 Counties: Orange, Osceola, Seminole

County   Provider Number
Orange   015016906
Osceola   015016907
Seminole  015016908

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total-contract amount of $665,594,194.00 (an increase of $1,836,972.00), expressed on page seven of this contract.

6.	This Amendment shall have an effective date of December 1,2005, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

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This Amendment, and all its attachments, are hereby made part of the Contract.

This Amendment can not be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the Parties have caused this 32 page Amendment (including all attachments, if any) to be executed by their duly authorized officials.
WELL CARE HMO, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA SIGNED BY:/s/ Todd S. Farha NAME: Todd S. Farha TITLE: President & CEO DATE: 12/2/05	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION SIGNED BY: [ILLEGIBLE]_ NAME: Alan Levine TITLE: Secretary DATE:12/6/05

List of attachments included as part of this Amendment:

Specify
Type_______ Number   Description
Attachment VIII-A  2005/2006 Medicaid HMO Capitation Rates (3 pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA522, Amendment No. 10, Page 29 of 29

ATTACHMENT Vlll-A 2005/2006 MEDICAID HMO CAPITATION RATES
By Area, Age and Eligibility Category
Effective from July 1, 2005 thru June 30, 2006
TABLE 1
General Rates: Effect from July 1, 05 - Dec 31, 05																				Effect from Jan 1, 06 - June 30, 06
	TANF									SSI-NO MEDICARE							SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO +2MO	3MO- 11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	856.85	169.63	82.99	52.45	116.16	58.88	223.51	144.11	299.66	8,379.19	1,456.18	373.32	192.70	211.00	636.93	598.64	359.76	314.95	219.52	213.89	77.80	67.94
02	856.85	169.63	82.99	52.45	116.16	58.88	223.51	144.11	299.66	8,379.19	1,456.18	373.32	192.70	211.00	636.93	538.84	359.76	314.95	219.52	213.89	77.80	67.94
03	956.50	190.36	93.47	59.66	130.82	66.71	252.75	163.57	340.95	8,796.55	1,536.62	394.23	205.64	225.15	679.21	639.39	347.95	292.11	203.81	229.06	75.70	66.16
04	877.98	175.54	86.37	55.47	120.97	62.05	234,40	152.22	317.36	8,571.85	1,495.58	383.99	199.57	218.39	659.82	620.93	333.59	294.49	205.57	207.10	77.20	67.39
05	919.97	183.42	90.13	57.68	126.15	64.46	244.02	158.18	329.69	9,248.01	1,615.40	414.34	216.54	236.27	713.54	671.88	327.76	311.44	217.30	209.72	74.11	64.73
06	839.89	168.12	82.82	53.24	115.99	59.56	224.94	146.07	305.02	8,536.48	1,494.27	383.60	201.12	219.94	663,51	624.96	318.14	283,93	198.16	200.02	68.93	60.15
07	894.04	178.56	87.80	56.33	122.97	63.04	238.18	154.51	322.34	8,976.51	1,573.97	404.51	212.74	232.25	701.12	661.11	308.90	284.51	198.54	199.32	72.42	63.26
08	785.52	156.85	77.12	49.44	107.94	55.29	209.14	135.62	282.90	8,247.93	1,440.20	369.54	192.51	211.13	636.41	599.00	306.59	288.63	201.43	185.30	69.18	60.36
09	850.65	169.56	83.32	53.28	116.63	59.62	225.69	146.30	304.86	9,123.67	1,599.06	410.92	216.11	235.92	711.70	670.95	288.69	317.25	221.58	179.44	76.11	66.48
10	854.17	170.86	84.11	54.07	117.82	60.56	228.53	148.48	309.80	11,134.67	1,955.18	502.14	264.85	289.15	873.08	823.33	316.16	341.03	238.55	205.90	81.99	71.59
11	1,110.67	220.94	108.54	69.08	151.73	77.37	293.07	189.70	395.11	12,135.43	2,122.04	545.24	284.82	311.87	940.58	885.79	450.68	420.85	294.28	269.25	112.55	98.31
TABLE 2
General + Transportation Rates: Effect from July 1, 05 - Dec 31, 05																				Effect from Jan 1, 06 - June 30, 06
	TANF									SSI-NO MEDICARE							SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2MO	3MO- 11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	THMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	859.90	170.76	83.89	53.10	117.81	59.91	226.17	145.81	302.65	8,391.86	1,468.01	380.72	194.81	214.84	651.77	609.36	374.05	331.44	226.36	228.18	94.29	74.78
02	859.90	170.76	83.89	53.10	117.81	59.91	226.17	145.81	302.65	8,391.86	1,468.01	380.72	194.81	214.84	651.77	609.36	374.05	331.44	226.36	226.18	94.29	74.78
03	959.98	191.66	94.50	60.41	132.70	67.88	255.80	165.52	344.37	8,811.87	1,550.92	403.17	208.19	229.78	697.16	652.10	358.59	315.51	213.51	239.70	99.10	75.86
04	880.32	176.41	87.06	55.97	122.24	62.84	236.45	153.53	319.66	8,588.73	1,511.34	393.86	202.38	223.50	679.61	634.95	340.18	317.93	215.29	213.69	100.64	77.11
05	922.10	184.21	90.76	58.14	127.30	65.18	245.89	159.37	331.78	9,257.23	1,624.00	419.72	218.07	239.06	724.34	679.53	333.32	325.59	223.17	215.28	88.26	70.60
06	842.31	169.02	83.53	53.75	117.30	60.38	227.06	147.42	307.40	8,546.96	1,504.05	389.72	202.87	223.11	675.78	633.65	322.90	298.45	204.18	204.78	83.45	66.17
07	895.75	179.20	88.31	56.70	123.90	63.62	239.68	155.47	324.02	8,987.84	1,584.55	411.12	214.63	235.67	714.39	670.51	314.35	301.66	205.65	204.77	89.57	70.37
08	788.64	158.01	78.04	50.11	109.62	56.34	211.86	137.36	285.97	8.259.67	1,451.16	376.39	194.46	214.68	650.16	608.74	316.39	304.12	207.85	195.10	84.67	66.78
09	853.54	170.64	84.18	53.90	118.18	60.59	228.21	147.91	307.69	9,136.00	1,610.58	418.13	218.16	239.64	726.15	681.19	293.10	336.49	229.56	183.85	95.35	74.46
10	856.36	171.67	84.76 .	54.54	119.01	61.30	230.45	149.70	311.95	11,151.24	1,970.64	511.81	267.61	294.16	892.47	837.08	322.46	363.21	247.75	212.17	104.17	80.79
11	1,112.08	221.47	108.96	69.38	152.49	77.84	294.30	190.48	369.50	12,145.44	2,131.38	551.08	286.49	314.89	952.30	894.10	455.34	433.96	299.72	273.91	125.66	103.75
TABLE 3
General + Dental Rates: Effect from July 1, 05 - Dec 31, 05 Effect from Jan 1, 06 - June 30, 06																				Effect from Jan 1, 06 - June 30, 06
	TANF									SSI-NO MEDICARE							SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	THMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	856.85	169.64	85.68	57.82	122.00	63.64	224.53	144.95	300.28	8,379.19	1,456.20	375.81	196.65	214.57	636.22	599.71	359.86	315.91	219.89	213.99	78.76	68.31
02	856.85	169.64	85.68	57.82	122.00	63.64	224.53	144.95	300.28	8,379.19	1,456.20	375.81	196.65	214.57	636.22	599.71	359.86	315.91	219.89	213.99	78.76	68.31
03	956.50	190.37	96.77	66.24	137.98	72.54	256.08	166.32	342.99	8,796.55	1,536.65	397.67	211.11	230.10	681.91	641.21	349.31	294.26	204.63	230.42	77.85	66.98
04	877.98	175.55	88.68	60.09	125.99	66.14	237.63	154.89	319.33	8,571.85	1,495.60	386.54	203.61	222.05	662.50	622.74	334.80	296.81	206.45	208.31	79.52	68.27
05	919.96	183.44	93.94	65.28	134.42	71.19	254.18	166.58	335.91	9,248.01	1,615.44	419.19	224.23	243.23	719.05	675.60	332.66	317.69	219.69	214.62	80.36	67.12
06	839.89	168.13	85.94	59.43	122.74	65,05	231.04	151.11	308.75	8,536.48	1,494.30	387.15	206.75	225.03	668.52	628.34	320.73	288.82	200.03	202.61	73.82	62.02
07	894.04	178.57	90.51	61.74	128.85	67.83	243.93	159.26	325.86	8,976.51	1,574.00	407.86	218.05	237.05	704.74	663.55	310.08	287.80	199.80	200.50	75.71	64.52
08	785.52	156.86	79.85	54.89	113.87	60.13	214.88	140.36	286.42	8,247.93	1,440.22	372.40	197.06	215.24	641.03	602.12	309.05	292.56	202.94	187.76	73.11	61.87
09	850.66	169.58	86.89	60.40	124.38	65.93	229.41	149.37	307.13	9,123.67	1,599.08	414.10	221.16	240.49	714.60	672.91	289.96	319.90	222.59	180.71	78.73	67.49
10	854.17	170.87	87.29	60.43	124.73	66.19	231.56	150.99	311.65	11,134.67	1,955.21	506.08	271.11	294.81	876.08	825.36	317.65	344.02	239.70	207.36	84.98	72.74
11	1.110.68	220.96	112.49	76.96	160.31	84.36	296.12	192.22	396.97	12,135.43	2,122.07	549.62	291.76	318.15	943.63	887.85	452.12	423.36	295.43	270.69	115.56	99.46

AHCA Contract No. FA522, Attachment Vlll-A, Page 1 of 3

TABLE 4
General + Mental Health Rates Effect from July 1, 05 - Dec 31, 05 Effect from July 1, 05 - Dec 31, 05																				Effect from Jan 1, 06 - June 30, 06
	TANF									SSI-NO MEDICARE							SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO +2MO	3MO- 11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	856.85	169.64	84.58	64.23	128.66	71.38	227.66	148.26	303.38	8,379.21	1,456.20	384.40	263.28	284.40	732.06	631.82	367.49	331.54	236.11	221.62	94.39	84.53
02	856.87	169.65	85.36	69.25	128.93	71.65	226.56	147.16	302.78	8,379.20	1,456.19	388.93	278.27	264.36	690.25	621.15	380.79	328.39	232.96	234.92	91.24	81.38
03	956.51	190.37	94.52	67.12	136.49	72.38	254.10	164.92	342.33	8,796.56	1,536.63	401.17	243.67	248.87	702.91	649.30	356.54	299.65	211.35	237.65	83.24	73.70
04	877.99	175.55	87.56	63.92	127.39	68.47	235.93	153.75	318.93	8,571.86	1,495.59	394.00	254.46	252.62	694.02	635.24	342.17	311.96	223.04	215.68	94.67	84.86
05	919.98	183.43	91.15	64.87	131.62	69.93	245.33	159.49	331.03	9,248.02	1,615.41	420.86	252.27	258.55	735.80	681.19	332.63	321.24	227.10	214.59	83.91	74.53
06	839.91	168.14	84.80	67.94	131.59	75.16	230.12	151.25	309.66	8,536.50	1,494.29	393.28	262.75	284.04	746.59	653.76	319.38	288.23	202.46	201.26	73.23	64.45
07	894.05	178.57	89.54	68.64	132.32	72.39	240.41	156.74	324.62	8,976.52	1,573.98	414.04	264.97	264.82	733.66	674.72	312.78	296.22	210.25	203.20	84.13	74.97
08	785.53	156.86	78.13	56.61	113.39	60.74	210.44	136.92	284.23	8,247.94	1,440.21	376.25	229.28	234.06	659.32	608.59	313.20	297.40	210.20	191.91	77.95	69.13
09	850.66	169.57	84.85	61.30	122.72	65.71	227.14	147.75	306.35	9,123.68	1,599.07	417.49	252.14	258.39	734.15	680.34	292.37	328.87	233.20	183.12	87.73	78.10
10	854.19	170.88	86.07	67.92	128.34	71.08	231.04	150.99	312.37	11,134.68	1,955.19	510.16	308.82	316.57	900.47	834.79	319.50	346.90	244.42	209.21	87.86	77.46
11	1,110.68	220.95	110.34	81.84	161.42	87.06	295.39	192.02	397.48	12,135.44	2,122.05	554.29	334.42	342.80	971.48	898.72	457.65	426.65	300.08	276.22	118.35	104.11
TABLE 5
General + Mental Health Rates + Dental Services: Effect from July 1, 05 - Dec 31, 05																				Effect from Jan 1, 06 - June 30, 06
	TANF									SSI-NO MEDICARE							SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2MO	3MO- 11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	THMO+ 2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	856.86	169.65	87.27	69.60	134.50	76.14	228.68	149.10	304.00	8,379.21	1,456.22	386.89	267.23	287.97	733.35	632.69	367.59	332.50	236.48	221.72	95.35	84.90
02	856.87	169.66	88.05	74.62	134.77	76.41	227.58	148.00	303.40	8,379.20	1,456.21	391.42	282.22	267.93	691.54	622.02	380.89	329.35	233.33	235.02	92.20	81.75
03	956.51	190.38	97.82	73.70	143.65	78.21	257.43	167.67	344.37	8,796.56	1,536.66	404.61	249.14	253.82	705.61	651.12	357.90	301.80	212.17	239.01	85.39	74.52
04	877.99	175.56	89.87	68.54	132.41	72.56	239.16	156.42	320.90	8,571.86	1,495.61	396.55	258.50	256.28	696.70	637.05	343.38	314.28	223.92	216.89	96.99	85.74
05	919.99	183.45	94.96	72.47	139.89	76.66	255.49	167.89	337.25	9,248.02	1,615.45	425.71	259.96	265.51	741.31	684.91	337.53	327.49	229.49	219.49	90.16	76.92
06	839.91	168.15	87.92	74.13	138.34	80.65	236.22	156.29	313.39	8,536.50	1,494.32	396.83	268.38	289.13	751.60	657.14	321.97	293.12	204.33	203.85	78.12	66.32
07	894.05	178.58	92.25	74.05	138.20	77.18	246.16	161.49	328.14	8,976.52	1,574.01	417.39	270.28	269.62	737.28	677.16	313.96	299.51	211.51	204.38	87.42	76.32
08	785.53	156.87	80.86	62.06	119.32	65.58	216.18	141.66	287.75	8,247.94	1,440.23	379.11	233.83	238.17	663.94	611.71	315.66	301.33	211.71	194.37	81.88	70.64
09	850.67	169.59	88.02	68.42	130.47	72.02	230.86	150.82	308.62	9,123.68	1,599.09	420.67	257.19	262.96	737.05	682.30	293.64	331.52	234.21	184.39	90.38	79.11
10	854.19	170.89	89.25.	74.28	135.25	76.71	234.07	153.50	314.22	11,134.68	1,955.22	514.10	315.08	322.23	903.47	836.82	320.96	349.89	245.57	210.67	90.85	78.61
11	1,110.69	220.97	114.29	89.72	170.00	94.05	298.44	194.54	399.34	12,135.44	2,122.08	558.67	341.36	349.08	974.53	900.78	459.09	429.66	301.23	277.66	121.36	105.26
TABLE 6 194.54
General + Dental Rates: Effect from July 1, 05 - Dec 31, 05 Effect from Jan 1, 06 - June 30, 06																				Effect from Jan 1, 06 - June 30, 06
	TANF									SSI-NO MEDICARE							SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	THMO+ 2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	859.91	170.77	85.48	64.88	130.31	72.41	230.32	149.96	306.37	8,391.88	1,468.03	391.80	265.39	288.24	746.90	642.34	381.78	348.03	242.95	235.91	110.88	91.37
02	859.92	170.78	86.26	69.90	130.58	72.68	229.22	148.86	305.77	8,391.87	1,468.02	396.33	280.38	268.20	705.09	631.67	395.08	344.88	239.80	249.21	107.73	88.22
03	959.99	191.67	95.55	67.87	138.37	73.55	257.15	166.87	345.75	8,811.88	1,550.93	410.11	246.22	253.50	720.86	662.01	367.18	323.05	221.05	248.29	106.64	83.40
04	880.33	176.42	88.25	64.42	128.66	69.26	237.98	155.06	321.23	8,588.74	1,511.35	403.87	257.27	257.73	713.81	649.26	348.76	335.40	232.76	222.27	118.11	94.58
05	922.11	184.22	91.78	65.33	132.77	70.65	247.20	160.68	333.12	9,257.24	1,624.01	426.24	253.80	261.34	746.60	688.84	338.19	335.39	232.97	220.15	98.06	80.40
06	942.33	169.04	85.51	68.45	132.90	75.98	232.24	152.60	312.04	8,546.98	1,504.07	399.40	264.50	287.21	758.86	662.45	324.14	302.75	208.48	206.02	87.75	70.47
07	895.76	179.21	90.05	69.01	133.25	72.97	241.91	157.70	326.30	8,987.85	1,584.56	420.65	266.86	268.24	746.93	684.12	318.23	313.37	217.36	208.65	101.28	82.08
08	788.65	158.02	79.05	57.28	115.07	61.79	213.16	138.66	287.30	8,259.68	1,451.17	383.10	231.23	237.61	673.07	618.33	323.00	312.89	216.62	201.71	96.44	75.55
09	853.55	170.65	85.31	61.92	124.27	66.68	229.66	149.36	309.18	9,136.01	1,610.59424.70	424.70	254.19	262.11	748.60	690.58	296.78	348.11	241.18	187.53	106.97	86.08
10	856.38	171.69	86.72	68.39	129.53	71.82	232.96	152.21	314.52	11,151.25	1,970.65	519.83	311.58	321.58	919.86	848.54	325.77	369.08	253.62	215.48	110.04	86.66
11	1,112.09	221.48	110.76	82.14	162.18	87.53	296.62	192.80	398.87	12,145.45	2,131.39	560.13	336.09	345.82	983.20	907.03	462.31	439.76	305.52	280.88	131.46	109.55

AHCA Contract No. FA522, Attachment VIII-A, Page 2 of 3

TABLE 7
General + Dental + Transportation Rates: Effect from July 1, 05 - Dec 31, 05 Effect from July 1, 05 - Dec 31, 05																				Effect from Jan 1, 06 - June 30, 06
	TANF									SSI-NO MEDICARE							SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO +2MO	3MO- 11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	859.91	170.77	86.58	58.47	123.65	64.67	227.19	146.65	303.27	8,391.86	1,468.03	383.21	198.76	218.41	653.06	610.23	374.15	332.40	226.73	228.28	95.25	75.15
02	859.90	170.77	86.58	58.47	123.65	64.67	227.19	146.65	303.27	8,391.86	1,468.03	383.21	198.76	218.41	653.06	610.23	374.15	332.40	226.73	228.28	95.25	75.15
03	959.98	191.67	97.80	66.99	139.86	73.71	259.13	168.27	346.41	8,811.87	1,550.95	406.61	213.66	234.73	699.86	653.92	359.95	317.66	214.33	241.06	101.25	76.68
04	880.32	176.42	89.37	60.59	127.26	66.93	239.68	163.20	321.63	8,588.73	1,511.36	396.41	206.42	227.16	682.29	636.76	341.39	320.25	216.17	214.90	102.96	77.99
05	922.11	184.23	94.57	65.74	135.57	71.91	256.05	167.77	338.00	9,257.23	1,624.04	424.57	225.76	246.02	729.85	683.25	338.22	331.84	225.56	220.18	94.51	72.99
06	842.31	169.03	86.65	59.94	124.05	65.87	233.16	152.46	311.13	8,546.96	1,504.08	393.27	208.50	228.20	680.79	637.03	325.49	303.34	206.05	207.37	88.34	68.04
07	895.75	179.21	91.02	62.11	129.78	68.41	245.43	160.22	327.54	8,987.84	1,584.58	414.47	219.94	240.47	718.01	672.95	315.53	304.95	206.91	205.95	92.86	71.63
08	788.64	158.02	80.77	55.56	115.55	61.18	217.60	142.10	289.49	8,259.67	1,451.18	379.25	199.01	218.79	654.78	611.86	318.85	308.05	209.36	197.56	88.60	68.29
09	853.55	170.66	87.75	61.02	125.93	66.90	231.93	150.98	309.93	9,136.00	1,610.60	421.31	223.21	244.21	729.05	683.15	294.37	339.14	230.57	185.12	98.00	75.47
10	856.36	171.68	87.94	60.90	125.92	66.93	223.48	152.21	313.80	11,151.24	1,970.67	515.75	273.87	299.82	895.47	839.11	323.92	366.20	248.90	213.63	107.16	81.94
11	1,112.09	221.49	112.91	77.26	161.07	84.83	297.35	193.00	398.36	12,145.44	2,131.41	555.46	293.43	321.17	955.35	896.16	456.78	436.97	300.87	275.35	128.67	104.90
TABLE 8
General + Mental Health + Transportation + Dental Rates: Effect from July 1, 05 - Dec 31, 05																				Effect from Jan 1, 06 - June 30, 06
	TANF									SSI-NO MEDICARE							SSI-B	SSI-AB		SSI-B	SSI-AB
Area	THMO+2MO	3MO- 11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	THMO+ 2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
01	859.91	170.78	88.17	70.25	136.15	77.17	231.34	150.80	306.99	8,391.88	1,468.05	394.29	269.34	291.81	748.19	643.21	381.88	348.99	243.32	236.01	111.84	91.74
02	859.92	170.79	88.95	75.27	136.42	77.44	230.24	149.70	306.39	8,391.87	1,468.04	398.83	284.33	271.77	706.38	632.54	395.18	345.84	240.17	249.31	108.69	88.59
03	959.99	191.68	98.85	74.45	145.53	79.38	260.48	169.62	347.79	8,811.88	1,550.96	413.55	251.69	258.45	723.56	663.83	368.54	325.20	221.87	249.65	108.79	84.22
04	880.33	176.43	90.56	69.04	133.68	73.35	241.21	157.73	323.20	8,588.74	1,511.37	406.42	261.31	261.39	716.49	651.07	349.97	337.72	233.64	223.48	120.13	95.46
05	922.12	184.24	95.59	72.93	141.04	77.38	257.36	169.08	339.34	9,257.25	1,624.05	431.09	261.49	268.30	752.11	692.56	343.09	341.64	235.36	225.05	104.31	82.79
06	842.33	169.05	88.63	74.64	139.65	81.47	238.34	157.64	315.77	8,546.98	1,504.10	402.95	270.13	292.30	763.87	665.83	326.73	307.64	210.35	208.61	92.64	72.34
07	895.76	179.22	92.76	74.42	139.13	77.76	274.66	162.45	329.82	8,987.85	1,584.59	424.00	272.17	273.04	750.55	626.56	319.41	316.66	218.62	209.83	104.57	83.34
08	788.65	158.03	81.78	62.73	121.00	66.63	218.90	143.10	290.82	8,259.68	1,451.19	385.96	235.78	241.72	677.69	621.45	325.46	316.82	218.13	204.17	97.37	77.06
09	853.56	170.67	88.88	69.04	132.02	72.99	233.38	152.43	311.45	9,136.01	1,610.61	427.88	259.24	266.68	751.50	692.54	298.05	350.76	242.19	188.80	109.62	87.09
10	856.38	171.70	89.90	74.75	136.44	77.45	235.99	154.72	319.37	11,151.25	1,970.68	523.77	317.84	327.24	922.86	850.57	327.23	372.23	254.77	216.94	113.03	87.81
11	1,112.10	221.50	114.71	90.02	170.76	94.52	299.67	195.32	400.73	12,145.45	2,131.42	564.51	343.03	352.10	986.25	909.09	463.75	442.77	306.67	282.32	134.47	110.70

AHCA Contract No. FA522, Attachment VIII-A, Page 3 of 3

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